SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 21, 1995



                              Computone Corporation
             (Exact name of registrant as specified in its charter)




   Delaware                   0-16172                       23-2472952
(State or other             (Commission                  (I.R.S. Employer
jurisdiction of             File Number)                 Identification No.)
 incorporation)



Suite 150, 1100 Northmeadow Parkway, Roswell, Georgia           30076
     (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (770) 475-2725



                                       N/A
          (Former name or former address, if changed since last report)













                               Page 1 of 53 pages
                             Exhibit index on page 7

Item 1.           Changes in Control of Registrant.

                  (a) The Registrant reports that, based on the transactions described herein, Richard A. Hansen and Thomas J. Anderson have acquired control of the Registrant by reason of their ownership of voting securities of the Registrant.

                  On December 27, 1995, Jaguar Inc., a Delaware corporation ("Jaguar"), pursuant to an Agreement to Release Pledged Collateral dated as of December 20, 1995 among Primary Holdings Limited, a Bermuda corporation ("PHL"), which had become the holder of a promissory note (the "Jaguar Note") issued by Jaguar on September 10, 1993 secured by all of the common stock of Brisco Investments Limited, an Isle of Man corporation ("Brisco") and 2,619,266 shares of the Registrant's Common Stock, Jaguar and Richard A. Hansen, acting on behalf of himself (a director of the Registrant), Thomas J. Anderson (the President, Chief Operating Officer and a director of the Registrant), William C. Lovely (a director of the Registrant) and certain other investors pursuant to a December 20, 1995 agreement among the Registrant, Jaguar, Richard A. Hansen, William C. Lovely, Thomas J. Anderson and John D. Freitag, sold 2,619,266 shares of Common Stock of the Registrant and two shares of common stock of Brisco in consideration of a prepayment of $750,000 in cash on the Jaguar Note. For further information, reference is made to the Agreement to Release Pledged Collateral and the December 20, 1995 agreement among the Registrant, Jaguar, Richard A. Hansen, William C. Lovely, Thomas J. Anderson and John D. Freitag, copies of which are filed as Exhibits 10.73 and 10.74 hereto.

         The names of the purchasers of the 2,619,266 shares of Common Stock of the Registrant, the number of shares purchased by each and the amount paid by each is as follows:



                                                                Number of
Name of Purchaser                                            Shares Purchased                        Amount Paid
-----------------                                            ----------------                        -----------
David S. Allsopp                                                 200,000                              $ 57,200
Frank J. Campbell, III
  and Richard A. Hansen,
  Trustees Under Trust
  U/W of Jane D. Campbell                                        150,000                                42,900
Judith W. Campbell                                               150,000                                42,900
Richard A. Hansen                                                653,266                               186,834
Thomas J. Anderson                                               866,000                               247,646
William C. Lovely                                                200,000                                57,200
Peter S. Rawlings                                                100,000                                28,600
Sarah P. Rawlings                                                100,000                                28,600
Joseph T. Simon and
  Linda D. Simon JTWROS                                          100,000                                28,600
William M. Simon                                                 100,000                                28,600


         Each of the purchasers paid cash, the source of which was his or her personal funds, with the exception of Thomas J. Anderson and William C. Lovely. Mr. Anderson and Mr. Lovely each borrowed the


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



full amount used to purchase the shares he purchased from Richard A. Hansen and delivered a promissory note to Mr. Hansen payable on demand after June 30, 1996 as well as a pledge agreement pledging the shares purchased by each as security for payment of his promissory note. For further information, reference is made to such promissory notes and pledge agreements, copies of which are filed as Exhibits 10.75, 10.76, 10.77 and 10.78 hereto.

         On December 29, 1995, PMG Investors, Inc. ("PMGI"), a Pennsylvania corporation that is a wholly owned subsidiary of Pennsylvania Merchant Group Ltd, a Delaware corporation that is a registered broker-dealer and of which Richard A. Hansen is President, sold 1,041,829 shares of Common Stock of the Registrant for $302,130 pursuant to a Stock Purchase Agreement dated as of December 21, 1995 between PMGI and Richard A. Hansen, a copy of which is filed as Exhibit 10.79 hereto.

         Mr. Hansen paid for the shares by delivery of an unsecured promissory note to PMGI. The note, which is due on June 30, 1996, provides for the payment of interest on the unpaid principal balance at the prime rate. For further information, reference is made to such note, a copy of which is filed as Exhibit
10.80 hereto.

         The aggregate number of shares of Common Stock of the Registrant and the percentage of the outstanding Common Stock of the Registrant as of the date of this Form 8-K Report beneficially owned by each of the persons who acquired control of the Registrant, by the other members of the Registrant's Board of Directors and by any person who, together with either Mr. Hansen or Mr. Anderson, might be deemed to comprise a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, is as follows:


                                                                                   Percentage
                                                                                       of
                                                          Number of Shares         Outstanding
          Name                                           Beneficially Owned        Common Stock
          ----                                           ------------------        ------------
Jaguar Inc.                                                    66,932                   1.1%
John D. Freitag                                               383,854                   6.06
William C. Lovely                                             300,000                   4.8
Richard A. Hansen                                           1,721,263                  27.7
Thomas J. Anderson                                          1,016,000                  16.0
Pennsylvania Merchant Group Ltd                               112,095                   1.8
David S. Allsopp                                              200,000                   3.2
Frank J. Campbell, III
  and Richard A. Hansen,
  Trustees of Trust U/W
  of Jane D. Campbell                                         150,000                   2.4
Judith W. Campbell                                            150,000                   2.4
Peter S. Rawlings                                             100,000                   1.6
Sarah P. Rawlings                                             100,000                   1.6
Joseph T. Simon and                                           100,000                   1.6
  Linda D. Simon JTWROS
William M. Simon                                              100,000                   1.6



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




         Pursuant to the December 20, 1995 agreement among the Registrant, Jaguar, Richard A. Hansen, William C. Lovely, Thomas J. Anderson and John D. Freitag, the following are the contracts, agreements, understandings and relationships among the Registrant, Richard A. Hansen, William C. Lovely, Thomas
J. Anderson and John D. Freitag with respect to the election of directors of the Registrant and other matters:

         (a) the purchase by Richard A. Hansen and his designees of 2,619,266 shares of the Registrant's Common Stock for $750,000 in cash of which the right to purchase 866,000 shares would be assigned to Thomas J. Anderson and the right to purchase 200,000 shares would be assigned to William C. Lovely;

         (b) the delivery of notes by Thomas J. Anderson and William C. Lovely to evidence their obligation to repay to Richard A. Hansen the funds he loaned to them in respect of their purchase of the Regi- strant's shares, which notes would be secured by a pledge of the Registrant's shares purchased;

         (c) an acknowledgement that Jaguar would continue to be the owner of 66,932 shares of the Registrant's Common Stock;

         (d) the filing of a registration statement by the Registrant not later than February 1, 1996 for the purpose of registering under the Securities Act of 1933, as amended, the shares of the Registrant's Common Stock purchased from Jaguar as well as shares of the Registrant's Common Stock acquired by Messrs. Lovely and Freitag upon conversion of their shares of the Registrant's Series D Convertible Preferred Stock;

         (e) the conversion by John D. Freitag and William C. Lovely of all of their shares of the Registrant's Series D Convertible Preferred Stock and the Registrant's agreement to pay, not later than June 30, 1996, all of the accrued but unpaid dividends on the Series D Convertible Preferred Stock from the date of issuance thereof through the date of conversion;

         (f) the holding of an annual meeting of the stockholders of the Registrant not later than July 1, 1996 for the purpose of electing directors of the Registrant of whom three shall be designated by Thomas J. Anderson, of whom three shall be designated by Richard A. Hansen and of whom one shall be a person mutually acceptable to the three Anderson designees and the three Hansen designees;

         (g) the grant to John D. Freitag, in consideration of his agreement to render consulting services to the Registrant after his retirement as the Registrant's Chairman of the Board on April 1, 1996, of an option to purchase 100,000 shares of the Registrant's Common Stock at a price of $1.00 per share and the filing of a registration statement for the purpose of registering such shares under the Securities Act of 1933, as amended, not later than December 31, 1996 and the agreement of the Registrant, to the extent that the value of such 100,000 shares of Common Stock is less than $350,000 on January 1, 1997, to pay to John D. Freitag the difference between such January 1, 1997 value and $350,000 in five equal annual installments commencing on June 30, 1997 and each succeeding June 30 until paid in full; and

         (h) the Registrant's agreement to use its best efforts to cause the release of John D. Freitag as guarantor of any loan or credit arrangements between the Registrant and NationsBank, including the termination of any pledges by Mr. Freitag securing such guarantee.


Item 7.  Financial Statements and Exhibits.


         (a) Financial statements of businesses acquired:
             Not applicable.

         (b) Pro forma financial information:
             Not applicable.

         (c) Exhibits:

             10.73 Agreement to Release Pledged Collateral dated
                   as of December 20, 1995 among Jaguar Inc.,
                   Richard A. Hansen and Primary Holdings Limited

             10.74 Agreement dated as of December 20, 1995 among
                   Jaguar Inc., Computone Corporation, John D.
                   Freitag, Thomas J. Anderson, William C. Lovely and Richard A. Hansen

             10.75 Promissory Note dated as of December 20, 1995
                   of Thomas J. Anderson payable to Richard A.
                   Hansen

             10.76 Pledge Agreement dated as of December 20, 1995
                   of Thomas J. Anderson in favor of Richard A.
                   Hansen

             10.77 Promissory Note dated as of December 20, 1995
                   of William C. Lovely payable to Richard A.
                   Hansen

             10.78 Pledge Agreement dated as of December 20, 1995
                   of William C. Lovely in favor of Richard A.
                   Hansen

             10.79 Stock Purchase Agreement dated as of December
                   21, 1995 between PMG Investors, Inc. and Richard A.
                   Hansen

             10.80 Promissory Note dated as of December 21, 1995
                   of Richard A. Hansen payable to PMG Investors, Inc.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPUTONE CORPORATION


Date:  January 18, 1996                     By:/s/ Frederick W. Dreher
                                               -----------------------
                                               Frederick W. Dreher, Secretary



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



                                  EXHIBIT INDEX

                    (Pursuant to Item 601 of Regulation S-K)




                                                                                                             Sequentially
Exhibit No.                       Description of Exhibits                                                    Numbered Page
-----------                       -----------------------                                                    -------------
  10.73                   Agreement to Release Pledged Collateral                                                   8
                          dated as of December 20, 1995 among
                          Jaguar Inc., Richard A. Hansen and
                          Primary Holdings Limited

  10.74                   Agreement dated as of December 20, 1995                                                   25
                          among Jaguar Inc., Computone Corporation,
                          John D. Freitag, Thomas J. Anderson,
                          William C. Lovely and Richard A. Hansen

  10.75                   Promissory Note dated as of December 20,                                                  32
                          1995 of Thomas J. Anderson payable to
                          Richard A. Hansen

  10.76                   Pledge Agreement dated as of December 20,                                                 35
                          1995 of Thomas J. Anderson in favor of
                          Richard A. Hansen

  10.77                   Promissory Note dated as of December 20,                                                  41
                          1995 of William C. Lovely payable to
                          Richard A. Hansen

  10.78                   Pledge Agreement dated as of December 20,                                                 44
                          1995 of William C. Lovely in favor of
                          Richard A. Hansen

  10.79                   Stock Purchase Agreement dated as of                                                      50
                          December 21, 1995 between PMG Investors,
                          Inc. and Richard A. Hansen

  10.80                   Promissory Note dated as of December 21,                                                  53
                          1995 of Richard A. Hansen payable to
                          PMG Investors, Inc.



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